UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, For Use by the
                                                   Commission Only (as permitted
[X] Definitive Proxy Statement                      by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                          Nations LifeGoal Funds, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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Notes:

                         NATIONS LIFEGOAL FUNDS, INC.
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                            Telephone: 800-653-9427


                                                               January 29, 2001


DEAR SHAREHOLDER:


     On behalf of the Board of Directors of Nations LifeGoal Funds, Inc. (the "Company"), we are pleased to invite you to special meetings of shareholders of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio (each a "Fund" and collectively, the "Funds") to be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings"). At the Meetings, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into a successor mutual fund in Nations Funds Trust, another registered investment company within the Nations Funds family.


     Your new mutual fund (each a "Successor Fund" and collectively, the "Successor Funds") will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as those of your current Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before and after voluntary waivers and/or reimbursements) of the various classes of shares. Similarly, the features and services that are available to you today will continue to be available to you as a Successor Fund shareholder after the Reorganization.


     The Reorganization offers several benefits. First, the Reorganization is one part of a broader initiative to reduce the number of registered investment companies in the Nations Funds family. If shareholders of all of the Funds approve the Reorganization, the Company would be dissolved and deregistered. Reducing the number of registered investment companies in the Nations Funds family may allow it and the Successor Funds to achieve cost savings by reducing accounting, legal and securities registration costs. Also, the Successor Funds will be part of a Delaware business trust, which generally offers advantages over a Maryland corporation like the Company. Finally, the Successor Funds also will have more flexibility in their investment policies, including policies that permit them to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future, would allow a Successor Fund to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size.


     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund would be reorganized into its corresponding Successor Fund on or about June 8, 2001, when your Fund shares would be exchanged for shares of the same class of shares of the corresponding Successor Fund of equal dollar value. Each Fund will then be terminated and liquidated and, if shareholders of all Funds approve the Reorganization, the Company will be dissolved and deregistered. The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law.


     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

     The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot(s) are enclosed. The proposed Reorganization and the reasons for the unanimous recommendation of the Company's Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact us at the toll-free number set forth above.


     We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.


                                            Sincerely,


                                            A. MAX WALKER
                                            President and Chairman of the Board
                                            of Directors of Nations LifeGoal
                                            Funds, Inc.




     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

--------------------------------------------------------------------------------

  Two Quick And Easy Ways To Submit Your Proxy

  As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy -- accurately and quickly.


  Vote On-Line                                      Vote By Toll-Free Phone Call
  1. Read the enclosed Proxy Statement and have     1. Read the enclosed Proxy Statement and have
     your Proxy Ballot(s)* at hand.                    your Proxy Ballot(s)* at hand.
  2. Go to Web site www.proxyvote.com               2. Call toll-free 1-800-690-6903.
  3. Enter the 12-digit Control Number found on     3. Enter the 12-digit Control Number found on
     your Proxy Ballot(s).                             your Proxy Ballot(s).
  4. Submit your proxy using the easy-to-follow     4. Submit your proxy using the easy-to-follow
     instructions.                                     instructions.

 * Do not mail the Proxy Ballot(s) if submitting your Proxy by Internet, fax or telephone.

--------------------------------------------------------------------------------

                         NATIONS LIFEGOAL FUNDS, INC.
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427
                 ---------------------------------------------
                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 12, 2001
                ---------------------------------------------
TO NATIONS LIFEGOAL GROWTH PORTFOLIO, NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO AND NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO SHAREHOLDERS:

     PLEASE TAKE NOTE THAT special meetings ("Meetings") of shareholders of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio (each a "Fund" and collectively, the "Funds") of Nations LifeGoal Funds, Inc. (the "Company") will be held jointly at 10:00 a.m., Eastern time, on April 12, 2001, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between the Company, on behalf of the Funds, and Nations Funds Trust, on behalf of corresponding mutual funds (each a "Successor Fund" and collectively, the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of each Fund to a corresponding Successor Fund, in exchange for shares of equal value of designated classes of the corresponding Successor Fund and the dissolution and deregistration of the Company.

   ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).

     YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE
PROPOSAL.

     Shareholders of record as of the close of business on January 15, 2001 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF NATIONS LIFEGOAL FUNDS, INC. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY FAX AT (704) 388-2641; 2) BY TELEPHONE AT (800) 690-6903; OR 3) ON-LINE AT
WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                               By Order of the Board of Directors,

                               RICHARD H. BLANK, JR.
                               Secretary of Nations LifeGoal Funds, Inc.
January 29, 2001

                                PROXY STATEMENT
                            Dated January 29, 2001


                         NATIONS LIFEGOAL FUNDS, INC.
                           One Bank of America Plaza
                            101 South Tryon Street
                        Charlotte, North Carolina 28255
                                1-800-653-9427


     This Proxy Statement ("Proxy") is furnished in connection with the solicitation of proxies by the Board of Directors of Nations LifeGoal Funds, Inc. (the "Company") at special meetings of shareholders of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio (each a "Fund" and collectively, the "Funds"). The Board of Directors of the Company is sometimes referred to as the "Board." The special meetings and any adjournment(s) are referred to as the "Meetings." The Meetings have been called to consider the following proposal:


   ITEM 1. A proposed agreement and plan of reorganization dated as of January 20, 2001 (the "Reorganization Agreement"), by and between the Company, on behalf of the Funds, and Nations Funds Trust, on behalf of corresponding mutual funds (each a "Successor Fund" and collectively, the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of each Fund to a corresponding Successor Fund, in exchange for shares of equal value of designated classes of the corresponding Successor Fund and, if all shareholders of all Funds approve the Reorganization, the dissolution and deregistration of the Company.


   ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).


     The Reorganization Agreement, which contemplates not only the Reorganization but also the dissolution and deregistration of the Company, must be approved both by a majority of the shares of each Fund voting and present in person or by proxy and also a majority of the three Funds' outstanding shares voting in the aggregate.


     Each Successor Fund is referred to as a "successor" because each was created to receive the assets and liabilities and to continue the operations of its corresponding Fund. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in a Successor Fund will be considered substantially the same as an investment in its corresponding Fund.


     Additional information about the Funds is available in their:


     o Prospectuses;


     o Statement of Additional Information, or SAI; and


     o Annual and Semi-Annual Reports to shareholders.

     All of this information is in documents filed with the Securities and Exchange Commission (the "SEC"). The annual reports to shareholders for the fiscal year ended March 31, 2000 and semi-annual reports to shareholders for the fiscal period ended September 30, 2000 previously have been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854. Documents also are available on the SEC website at www.sec.gov.


     Copies of the effective prospectuses of the Successor Funds will be provided to shareholders at the time the Reorganization is consummated. Shareholders may, after the Reorganization, obtain copies of the Statement of Additional Information relating to the Successor Funds without charge by calling 1-800-321-7854 or by writing the Company at: Nations LifeGoal Funds, Inc., c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.


     It is expected that this Proxy will be mailed to shareholders on or about January 29, 2001.

                              THE REORGANIZATION


     The Company's Board of Directors has called the Meetings to ask shareholders to consider and vote on one proposal -- approval of the Reorganization Agreement. Please be sure to read the entire Proxy to determine how the Reorganization would affect your investment before casting your vote.


Description of the Proposal


     At the Meetings, the shareholders of each of the Funds will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the closing of the Reorganization (the "Closing") are met, shareholders will receive shares of the same class of the corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be terminated and liquidated and, if shareholders of all Funds approve the Reorganization, the Company will be dissolved under Maryland law and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act").


     Each Successor Fund will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as its corresponding Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before and after voluntary waivers and/or reimbursements) of the various classes of shares. Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Funds differ in some respects from the Funds, and these differences are described in more detail below.


     It is possible that a majority of a Fund's shareholders entitled to vote do not approve the Reorganization. In such a case, shareholders will retain their shares in their Fund and the Board of Directors will contemplate what further action is appropriate. If one Fund does not approve the Reorganization, the Nations Funds family will not be able to dissolve and deregister the Company.


     The Meetings are scheduled for April 12, 2001, and the Reorganization, if approved, is expected to occur on or about June 8, 2001.


Description of the Reorganization Agreement


     The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of each Fund to its corresponding Successor Fund in exchange for shares of equal value of the same classes of the Successor Fund; and (ii) the distribution of the Successor Fund shares to shareholders of the respective Fund in liquidation of that Fund. The completion of the Reorganization is conditioned upon the Company and Nations Funds Trust ("Funds Trust") receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law. The Reorganization Agreement includes a number of other conditions to the completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.


     The Reorganization also provides that the Reorganization may be abandoned at any time before the Closing upon the mutual consent of the Company and Funds Trust. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Company's Board of Directors and Funds Trust's Board of Trustees and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement and
(ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Company's Board of Directors or Funds Trust's Board of Trustees with or without the approval of shareholders).


     Upon completion of the Reorganization, all outstanding shares of each Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Successor Fund. At Closing, the assets of each Fund will be transferred to the corresponding Successor Fund as described above. Shareholders will not incur sales charges or sales loads on the exchange of shares contemplated under the Reorganization.


     The Reorganization Agreement provides that Banc of America Advisors, Inc. ("BAAI"), the investment adviser to each of the Funds, and/or its affiliates, will bear all customary expenses associated with the Reorganization. Neither the Funds nor their shareholders will bear any of these costs.


     A copy of the Reorganization Agreement is available at no charge by calling or writing the Company at the toll-free number or address listed on the first page of the Proxy. Copies of the Reorganization Agreement are also available at the SEC's website (www.sec.gov).


     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.


Reasons for the Reorganization


     The Reorganization offers several benefits to Fund shareholders:


   o The Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Management believes that if it were permitted to operate the same number of mutual funds with fewer registered investment companies, certain efficiencies and benefits to shareholders in the Nations Funds family should accrue over the long term. These benefits may include, among other things, cost savings relating to the reduction of accounting, legal and securities registration costs. The Reorganization is designed, in effect, to convert the Funds from being the only three series of a separate corporation to three of many series within a single registered investment company -- Funds Trust. As the Funds are the Company's only operating series, the

     Reorganization would allow management to de-register and dissolve the Company. If the Reorganization is not approved and management is unable to dissolve and de-register the Company, Fund shareholders would not enjoy these efficiencies and benefits.

   o The Successor Funds will be part of a Delaware business trust, which generally offers advantages over a Maryland corporation like the Company. As part of Funds Trust, the Successor Funds would have greater flexibility in their investment policies, including policies that permit them to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future, would allow the Successor Funds to combine their assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size. Also, as part of Funds Trust, the Successor Funds would be governed under a more flexible charter document which could be amended by Funds Trust's Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters.

   o Neither Fund nor Successor Fund shareholders will bear any of the customary costs associated with the Reorganization, including solicitation costs.

     In addition, the Reorganization will not result in any change to the total operating expense ratios (before and after voluntary waivers and/or reimbursements) of the various classes of each Fund. Similarly, the features and services that are available to Fund shareholders today will also be available to Successor Fund shareholders after the Reorganization. The exchange of shares in the Reorganization is not expected to result in the recognition of gain or loss, for Federal income tax purposes, by a Fund, the corresponding Successor Fund, or their respective shareholders.


Board Consideration


     The Company's Board of Directors unanimously voted to approve the Reorganization Agreement at a meeting held on August 23, 2000. During deliberations, the Board (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the various aspects of the Reorganization and the Reorganization Agreement; (2) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family; (3) the fact that the Successor Funds, as part of Funds Trust, would have greater flexibility in their investment policies and would be governed under a more flexible charter document which could be amended by the Board without the necessity of soliciting shareholders, thereby otherwise saving costs relating to proxy solicitations on certain routine matters; (4) the investment objective, principal investment strategies and investment risks of the Funds and their corresponding Successor Funds are identical; (5) the anticipated tax-free nature of the exchange of shares in the Reorganization;
(6) the fact that total operating expense ratios (before and after voluntary waivers and/or reimbursements) charged to each Successor Fund class after the Reorganization would be no higher than that of the corresponding Fund class prior to the Reorganization; (7) the fact that the customary expenses associated with the Reorganization would not be borne by Fund or Successor Fund shareholders; (8) that shareholders would remain invested in a Fund, and the Company would not dissolve and deregister, if a Fund's shareholders did not approve the Reorganization; and (8) potential benefits of the Reorganization, if any, to other persons, including BAAI and its affiliates (e.g., the benefit of consolidating resources within BAAI and its affiliates).

     Based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, the Company's Board of Directors, including all of the non-interested directors, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of each Fund, and that the shares of each Fund will not be diluted as a result of the Reorganization.


     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENT.


Comparison of the Funds and Successor Funds


     As noted above, there are some differences between the Funds and their corresponding Successor Funds, which are summarized below:


   o After the Reorganization, Fund shareholders will hold shares in series of Funds Trust, a registered investment company in the Nations Funds family. Unlike the Company, which is a Maryland corporation, Funds Trust is a Delaware business trust.


   o The Funds and the Successor Funds will have somewhat different fundamental and non-fundamental investment policies. As part of Funds Trust, the Successor Funds will have greater flexibility in their investment policies.


Comparison of Forms of Business Organization


     Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of the gaps and typically create additional operational rules and restrictions that funds must follow. As noted, the Company is a Maryland corporation. The proposed Reorganization would reorganize each Fund into a series of Funds Trust, which is a Delaware business trust. There are few differences between these forms of organization although one advantage to a Delaware business trust is its potentially greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and certainty about any operational restrictions than those organized in Maryland.


     The following discussion outlines some of the differences between the state law and documents currently governing the Company's Funds and those which would apply to the Successor Funds as series of Funds Trust.


   o The Board of Trustees. Maryland corporations are governed by a Board of Directors. The Successor Funds, as part of a business trust, instead will be governed by a Board of Trustees. The Board of Funds Trust will have eleven Trustees, all eleven of whom currently serve as Directors of the Company.

   o Governing Documents. Maryland corporations are governed by organizational documents called articles of incorporation (or sometimes called a charter) and by-laws. Delaware business trusts are governed by a similar set of documents, called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, its Articles of Incorporation and By-Laws provide (and Maryland law requires) that a majority of all outstanding shares of the Company must approve the dissolution. The Declaration of Trust of Funds Trust provides that Funds Trust, or any series of Funds Trust, may be dissolved at any time by the Board of Funds Trust upon written notice to shareholders. In addition, Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Funds Trust would be entitled to vote on mergers, acquisitions and consolidations involving the series only to the extent required by federal securities law. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Successor Funds will potentially save costs by not having to conduct special shareholder meetings and solicit shareholder proxies. Although shareholders of series of Funds Trust will no longer have those rights outlined above, it is anticipated that the Successor Funds will benefit from a reduction in expenses associated with potential proxy solicitations on these matters.


     In general, however, the attributes of a share of common stock in a Maryland corporation are comparable to those of a share of beneficial interest in a Delaware business trust, i.e., shares of each are entitled to one vote per share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.


   o Shareholder Liability. Under Maryland law, Fund shareholders are not personally liable for the Fund's debts. The charter of Funds Trust, which governs the Successor Funds, provides the same protection.


Comparison of Investment Policies and Restrictions


     Each Fund's investment objective, principal investment strategies and investment risks will not change as a result of the Reorganization. However, as noted, the Successor Funds will have a streamlined set of fundamental and non-fundamental investment policies and restrictions. These investment policies and restrictions will be uniform for all funds in the Nations Funds family and will allow the Funds' investment adviser to operate the Funds more efficiently.



     One of the differences between the Successor Funds' fundamental policies and those of the Funds is that the Successor Funds will have the ability under its fundamental policies to invest all of its assets in a master portfolio rather than directly in individual securities.


     For a detailed comparison of the fundamental investment policies and limitations of the Funds and Successor Funds see Appendix I to this Proxy.

                  OTHER INFORMATION ABOUT THE REORGANIZATION


Investment Adviser and Other Service Providers


     The Funds and Successor Funds have the same service providers. Upon completion of the Reorganization, these service providers will continue to serve the Successor Funds in the capacities indicated below.

             Service Providers for the Fund and the Successor Fund

  Investment Adviser               BAAI
  Investment Sub-Adviser           Banc of America Capital Management, Inc.
  Distributor                      Stephens Inc.
  Co-Administrator                 BAAI
  Co-Administrator                 Stephens Inc.
  Sub-Administrator                The Bank of New York
  Custodian                        Bank of America, N.A. ("Bank of America")
  Transfer Agent                   PFPC Inc.
  Sub-Transfer Agent               Bank of America (for Primary A and B shares
                                   only)
  Independent Auditors             PricewaterhouseCoopers LLP

     BAAI and the Funds are currently seeking an exemptive order from the SEC that would permit BAAI to engage a different or additional sub-adviser for a Fund or Successor Fund or to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the respective Fund's Board, but without submitting the sub-advisory change to a vote of the Fund's shareholders, under certain circumstances. If this exemptive order is granted and the proposed Reorganization is approved, the Successor Funds or BAAI will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers, (ii) terminating or replacing one or more sub-advisers, or (iii) materially amending an existing sub-advisory agreement. Until this exemptive order is granted, consistent with applicable law, the Funds will continue to submit any such sub-advisory changes to the Funds' shareholders for approval.


Comparison of Fees and Expenses


     The Reorganization will not result in any change to the total operating expense ratios (before and after voluntary waivers and/or reimbursements) of the various classes.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services


     As a result of the Reorganization, Fund shareholders will hold shares of the same class of the corresponding Successor Fund as they held in each Fund. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Successor Fund. Accordingly, all of the purchase, redemption, distribution, exchange policies and other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charge or sales load will be imposed in connection with the exchange of shares in the Reorganization.


Accounting Treatment of the Reorganization


     The Successor Funds will become the accounting successor of their corresponding Fund as of the Closing, which means that the financial statements and performance history of each Fund and its classes will become those of the corresponding Successor Fund and its corresponding classes.


Material Federal Income Tax Consequences


     As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law.


     The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon his or her particular situation. A Fund shareholder also may be subject to special rules not discussed below if they are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Fund shares as a capital asset at the time of the Reorganization.


     Neither the Company nor Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Successor Fund shareholder is urged to consult with his or her own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     The Reorganization, with respect to each Fund and its corresponding Successor Fund, is intended to qualify as a "reorganization" for federal income tax purposes. In this regard, the obligation of the Funds and the Successor Funds to consummate the Reorganization is conditioned upon the receipt by the Company of an opinion of Morrison & Foerster LLP reasonably acceptable to the Company and Funds Trust substantially to the effect that the Reorganization, with respect to each Fund and its corresponding Successor Fund, will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and, in such connection, that the Fund and its corresponding Successor Fund will each be a party to a reorganization within the meaning of
Section 368(b) of the Code. Provided that the Reorganization so qualifies:


   o Neither the Funds, the Successor Funds nor their respective shareholders will recognize any gain or loss pursuant to the Reorganization.


   o A Fund shareholder's aggregate tax basis for the Successor Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.


   o A Fund shareholder's holding period for the Successor Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.


     The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Company, on behalf of the Funds, and Funds Trust, on behalf of the Successor Funds, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Company and/or Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.


     Regardless of whether the acquisition of the assets and liabilities of each Fund by the corresponding Successor Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Fund shareholders.


     Since its formation, each Fund and Successor Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Fund and Successor Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.


                                VOTING MATTERS


General Information


     This Proxy is being furnished in connection with the solicitation of proxies for the Meetings by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company also may solicit proxies by telephone or otherwise. In this connection, the Company has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641;
(3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to the Company a written notice of revocation addressed to the Company at the address shown on the cover page of this Proxy, or a subsequently executed proxy or by attending the Meetings and voting in person.


     Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI and/or its affiliates.


     Only shareholders of record at the close of business on January 15, 2001 will be entitled to vote at the Meetings. On that date, 8,258,769 shares of Nations LifeGoal Growth Portfolio, 20,128,996 shares of Nations LifeGoal Balanced Growth Portfolio and 1,554,250 shares of Nations LifeGoal Income and Growth Portfolio were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.


     If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.


Quorum


     A quorum is constituted with respect to each Fund by the presence in person or by proxy of the holders of one-third of the outstanding shares of each Fund entitled to vote at its Meeting.


     For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.


     In the event that a quorum is not present for any of the Meetings, or in the event that a quorum is present at such Meetings but sufficient votes to approve the Reorganization Agreement are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). Any adjournment(s) may be held, after the date set for the original Meetings without notice except announcement at the Meetings but, under Maryland law, no more than 120 days after the record date.


Shareholder Approval


     The Reorganization Agreement is being submitted for approval at the Meetings by each Fund's shareholders pursuant to the charter documents of the Company. The Reorganization Agreement, which contemplates not only the Reorganization but also the dissolution and deregistration of the Company, must be approved both by a majority of the shares of each Fund voting and present in person or by proxy and also a majority of all three Funds' outstanding shares voting in the aggregate. In the event that less than a majority of the outstanding shares of the Funds, in the aggregate, approve the Reorganization Agreement preventing the dissolution and deregistration of the Company, but a majority of the votes cast approve the Reorganization Agreement allowing any Fund(s) to be reorganized into the respective Successor Fund(s), the Reorganization(s) will occur with respect to such Fund(s) pursuant to the terms of the Reorganization Agreement. In such case, the Board of Directors will contemplate what further action is appropriate.


Principal Shareholders


     The table below shows the name, address and share ownership of each person known to the Company to have ownership with respect to 5% or more of a class of a Fund as of January 15, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Company to own such shares beneficially is designated by an asterisk.



                                                                                                             Percentage
                                                               Class; Amount of   Percentage   Percentage     of Fund
           Fund           Name and Address                       Shares Owned      of Class      of Fund    Post Closing
------------------------- ----------------------------------- ------------------ ------------ ------------ -------------
Nations LifeGoal Growth   Bank of America, NA TTEE                Primary A          100.00%      75.79%        75.79%
  Portfolio               NB 401K Plan                        6,259,068.369
                          U/A DTD 01/01/1983
                          P.O. Box 2518/TX4-213-06-14
                          Houston, TX 77252-2518

                          BNY Cust IRA FBO                        Primary B          100.00%       0.01%         0.01%
                          Frank W Timpa                             698.276
                          P.O. Box 612
                          Fort Myers, FL 33902-0000

                          State Street Bank & Trust Co TTEE      Investor C           47.16%       1.26%         1.26%
                          FBO Coastgear & Company               104,438.267
                          Attn: Kevin Smith
                          105 Rosemont Ave.
                          Westwood, MA 02090

                                                                                                               Percentage
                                                                 Class; Amount of   Percentage   Percentage     of Fund
            Fund            Name and Address                       Shares Owned      of Class      of Fund   Post Closing
--------------------------- ----------------------------------- ------------------ ------------ ------------ -------------
Nations LifeGoal Balanced   Bank of America, NA TTEE                Primary A          100.00%      92.42%        92.42%
  Growth Portfolio          NB 401K Plan                        18,603,087.306
                            U/A DTD 01/01/1983
                            P.O. Box 2518/TX4-213-06-14
                            Houston, TX 77252-2518

                            BNY Cust Sep IRA FBO                    Primary B           14.62%       0.02%         0.02%
                            Ronald E Ross                            4,586.311
                            4004 New Town Rd.
                            Waxhaw, NC 28173-9759

                            BNY Cust Rollover IRA FBO               Primary B           85.36%       0.13%         0.13%
                            Michael Cardelino                       26,772.873
                            1712 Flatwood Drive
                            Flower Mound, TX 75028

                            State Street Bank & Trust Co TTEE      Investor A           36.67%       1.18%         1.18%
                            FBO Coastgear & Company                111,508.625
                            Attn: Kevin Smith
                            105 Rosemont Ave.
                            Westwood, MA 02090

                            NFSC FEBO #W84-000523                  Investor A            8.75%       0.13%         0.13%
                            Enan B Irwin                            26,595.745
                            1950 Waleridge
                            Red Bluff, CA 96080

                            State Street Bank & Trust Co TTEE      Investor C           69.07%       1.18%         1.18%
                            FBO Coastgear & Company                126,452.695
                            Attn: Kevin Smith
                            105 Rosemont Ave.
                            Westwood, MA 02090

                            NFSC FEBO #W84-000051                   Invesor C            5.60%       0.05%         0.05%
                            Optifund Corp.                          10,260.325
                            Robert Loeb
                            3720 E. Mountain View Rd.
                            Phoenix, AZ 85028

                            NFSC FEBO #W38-750468                  Investor B            5.29%       0.28%         0.28%
                            Baltimore C. Foundation TTEE            57,302.279
                            Rosella M. Wimmer Char Agreement
                            Remainder Tr, U/A 6/25/98
                            2 E Read St.
                            Baltimore, MD 21202

Nations LifeGoal Income     NFSC FEBO #W69-005061                  Investor B            7.64%       2.27%         2.27%
  and Growth Portfolio      Claire Eckstein                         35,236.452
                            Tod Sigrid Marcus
                            Tod Rosa Eckstein
                            465 Ocean Drive #609
                            Miami Beach, FL 33139

                                                                                          Percentage
                                            Class; Amount of   Percentage   Percentage     of Fund
 Fund  Name and Address                       Shares Owned      of Class      of Fund   Post Closing
------ ----------------------------------- ------------------ ------------ ------------ -------------
       NFSC FEBO #W16-747378                  Investor B           6.74%        2.00%        2.00%
       Jack Overcash                        31,083.358
       Highway 21 North Box 539
       Mooresville, NC 28115

       Donald R. Atkins and                   Investor C           8.25%        0.59%        0.59%
       David R. Morgan TTEES                 9,137.574
       Lyndon Steel
       401K Profit Sharing Plan
       1947 Union Cross Road
       Winston-Salem, NC 27107

       State Street Bank & Trust Co TTEE      Investor C          75.67%        6.75%        6.75%
       FBO Coastgear & Company              83,855.263
       Attn: Kevin Smith
       105 Rosemont Ave.
       Westwood, MA 02090

       BNY Cust FBO                           Investor A          12.11%        0.65%        0.65%
       Marsha L Brewer                      10,155.708
       Sep IRA Plan
       9907 Floyd St.
       Overland Park, KS 66212

       State Street Bank & Trust Co TTEE      Investor A          25.14%        6.75%        6.75%
       FBO Coastgear & Company              21,083.657
       Attn: Kevin Smith
       105 Rosemont Ave
       Westwood, MA 02090

       Stephens Inc                            Primary B         100.00%           0%           0%
       Attn: Cindy Cole                          1.226
       111 Center Street
       Little Rock, AR 72201

       Bank of America, NA TTEE                Primary A         100.00%       57.83%       57.83%
       NB 401K Plan                        898,880.649
       U/A DTD 01/01/1983
       P.O. Box 2518/TX4-213-06-14
       Houston, TX 77252-2518

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of January 15, 2001, Bank of America had voting control of 75.08% of Nations LifeGoal Growth Portfolio's outstanding shares, 92.02% of Nations LifeGoal Balanced Growth Portfolio's outstanding shares and 57.55% of Nations LifeGoal Income and Growth Portfolio's outstanding shares. Accordingly, Bank of America may be considered to "control" such

Funds. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Funds' shareholders will approve the proposed items.


     As of January 15, 2001, the officers and Directors of the Company, as a group, owned less than 1% of any class of a Fund.


Annual Meetings and Shareholder Meetings


     The Company does not presently hold annual meetings of shareholders for the election of Directors and other business unless otherwise required by the 1940 Act. Any shareholder proposals for a shareholder meeting must be presented to the Company a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Company does not hold regular shareholder meetings no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the Securities Exchange Act of 1934.


                                OTHER BUSINESS


     The Board knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                             SHAREHOLDER INQUIRIES


     Shareholder inquiries may be addressed to the Company in writing at the address, or by phone at the phone number, on the cover page of this Proxy.


                                    *  *  *


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.


     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE MARCH 31, 2000 ANNUAL REPORT AND SEPTEMBER 30, 2000 SEMI-ANNUAL REPORT FOR EACH FUND TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS LIFEGOAL FUNDS, INC., ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, NORTH CAROLINA 28255 OR BY TELEPHONE AT 1-800-321-7854.

                      (This Page Intentionally Left Blank)

                                  APPENDIX I


   COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF THE FUNDS AND
                              THE SUCCESSOR FUNDS


                Fundamental Investment Policies and Limitations


 The Funds may not:                                       The Successor Funds may not:
 1. Underwrite securities issued by any other             1. Underwrite any issue of securities within the
    person, except to the extent that the purchase of        meaning of the 1933 Act except when it might
    securities and the later disposition of such             technically be deemed to be an underwriter
    securities in accordance with the Fund's                 either (a) in connection with the disposition of
    investment program may be deemed an                      a portfolio security, or (b) in connection with
    underwriting. This restriction shall not limit a         the purchase of securities directly from the
    Fund's ability to invest in securities issued by         issuer thereof in accordance with its investment
    other registered investment companies.                   objective. This restriction shall not limit the
                                                             Fund's ability to invest in securities issued by
                                                             other registered investment companies.

 2. Invest in real estate or real estate limited          2. Purchase or sell real estate, except a Fund may
    partnership interests. (Each Fund may, however,          purchase securities of issuers which deal or
    purchase and sell securities secured by real             invest in real estate and may purchase securities
    estate or interests therein or issued by issuers         which are secured by real estate or interests in
    which invest in real estate or interests therein.)       real estate.
    This restriction does not apply to real estate
    limited partnerships listed on a national stock
    exchange (e.g., the New York Stock Exchange).

 3. Purchase or sell commodity contracts except           3. Purchase or sell commodities, except that a
    that each Fund may, to the extent appropriate            Fund may to the extent consistent with its
    under its investment policies, purchase publicly         investment objective, invest in securities of
    traded securities of companies engaging in               companies that purchase or sell commodities or
    whole or in part in such activities, may enter           which invest in such programs, and purchase
    into futures contracts and related options, may          and sell options, forward contracts, futures
    engage in transactions on a when-issued or               contracts, and options on futures contracts. This
    forward commitment basis, and may enter into             limitation does not apply to foreign currency
    forward currency contracts in accordance with            transactions including without limitation
    its investment policies.                                 forward currency contracts.

 4. Make loans, except that a Fund may purchase           4. Make loans, except to the extent permitted by
    and hold debt instruments (whether such                  the 1940 Act, the rules and regulations
    instruments are part of a public offering or             thereunder and any exemptive relief obtained
    privately placed), may enter into repurchase             by the Funds.
    agreements and may lend portfolio securities in
    accordance with its investment policies.


 5. Borrow money or issue senior securities as         5. Borrow money or issue senior securities except
    defined in the 1940 Act except that (a) a Fund        to the extent permitted by the 1940 Act, the
    may borrow money from banks for temporary             rules and regulations thereunder and any
    or emergency purposes in amounts up to                exemptive relief obtained by the Funds.
    one-third of the value of such Fund's total
    assets at the time of borrowing, provided that
    borrowings in excess of 5% of the value of
    such Fund's total assets will be repaid prior to
    the purchase of additional portfolio securities
    by such Fund, (b) a Fund may enter into
    commitments to purchase securities in
    accordance with the Fund's investment
    program, including delayed delivery and
    when-issued securities, which commitments
    may be considered the issuance of senior
    securities, and (c) a Fund may issue multiple
    classes of shares in accordance with SEC
    regulations or exemptions under the 1940 Act.
    The purchase or sale of futures contracts and
    related options shall not be considered to
    involve the borrowing of money or issuance of
    senior securities.

 6. The Funds will be diversified and each Fund        6. Purchase securities (except securities issued or
    may not purchase securities of any one issuer         guaranteed by the U.S. Government, its
    (other than securities issued or guaranteed by        agencies or instrumentalities) of any one issuer
    the U.S. Government, its agencies or instrumen-       if, as a result, more than 5% of its total assets
    talities or securities of other investment            will be invested in the securities of such issuer
    companies) if, immediately after such purchase,       or it would own more than 10% of the voting
    more than 5% of the value of such Fund's total        securities of such issuer, except that (a) up to
    assets would be invested in the securities of         25% of its total assets may be invested without
    such issuer, except that up to 25% of the value       regard to these limitations and (b) a Fund's
    of the Fund's total assets may be invested            assets may be invested in the securities of one
    without regard to these limitations and with          or more management investment companies to
    respect to 75% of such Fund's assets, such            the extent permitted by the 1940 Act, the rules
    Fund will not hold more than 10% of the               and regulations thereunder and any exemptive
    voting securities of any issuer.                      relief obtained by the Funds.

 7. Each Fund will concentrate its investments in       7. Purchase any securities which would cause 25%
    the securities of other investment companies.          or more of the value of its total assets at the
                                                           time of purchase to be invested in the securities
                                                           of one or more issuers conducting their
                                                           principal business activities in the same
                                                           industry, provided that: (a) there is no limitation
                                                           with respect to obligations issued or guaranteed
                                                           by the U.S. Government, any state or territory
                                                           of the United States, or any of their agencies,
                                                           instrumentalities or political subdivisions, and
                                                           (b) notwithstanding this limitation or any other
                                                           fundamental investment limitation, assets may
                                                           be invested in the securities of one or more
                                                           management investment companies to the
                                                           extent permitted by the 1940 Act, the rules and
                                                           regulations thereunder and any exemptive relief
                                                           obtained by the Funds.

 8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.